Close **USAA / Welcome to USAA**

Immediate Attention Needed: Your vote is important! As a shareholder of USAA Mutual Funds, we're asking for your proxy vote today.

Remind Me Later

Vote Now

USAA®

MY USAA | MY TOOLS | PRODUCTS | ADVICE | CLAIMS | HELP

1

MICHAEL

Welcome, Michael

USAA Number: 31342858

Last visit: 2019-04-01 16:47:18.33 CT

ADD A TILE

COLLAPSE NOTIFICATIONS

USAA Mutual Fund Special Shareholder Meeting coming soon. Don't miss out — vote your proxy card today! Go Vote

My Accounts Summary

? Expand

Inbox: My Alerts & Actions

? ✕